UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 9, 2008
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)
Volkswagen Auto Loan Enhanced Trust 2008-1
(Issuing Entity)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770	11-3650483
333-133770-05	26-6337444

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive
Herndon, VA	20171

(Address of Principal Executive Offices)	(Zip Code)
(703) 364-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K re: transaction documents

Item 8.01. Other Events.
     The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 2.84003% Auto Loan Asset Backed Notes, Class A-2-A 3.71% Auto Loan Asset Backed Notes, Class A-2-B 0% Auto Loan Asset Backed Notes, Class A-3-A 4.50% Auto Loan Asset Backed Notes, Class A-3-B 0% Auto Loan Asset Backed Notes, Class A-4-A 0% Auto Loan Asset Backed Notes and Class A-4-B LIBOR + 1.70% Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2008-1 described in the Final Prospectus Supplement dated May 1, 2008.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of May 1, 2008, among Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Representatives of the Several Underwriters.

4.1	Indenture, dated May 9, 2008, between Volkswagen Auto Loan Enhanced Trust 2008-1 (the “Issuer”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of May 9, 2008, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of May 9, 2008, among the Issuer, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of May 9, 2008, among the Issuer, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated May 9, 2008, between VALU Funding and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for the Issuer.

10.5	ISDA Master Agreement dated as of May 9, 2008 between the Issuer and HSBC Bank USA, National Association (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement dated as of May 9, 2008 between the Issuer and the Swap Counterparty.

10.7	The Class A-4-B Swap Transaction Confirmation dated as of May 9, 2008 between the Issuer and the Swap Counterparty.

10.8	Credit Support Annex, dated as of May 9, 2008, between the Issuer and the Swap Counterparty.
Form 8-K re: transaction documents

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2008	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2008-1

By: VW Credit, Inc., as Servicer

	By: Name:	/s/ Martin Luedtke Martin Luedtke
	Title:	Treasurer

	By: Name:	/s/ Lawrence Tolep L. Tolep
	Title:	Assistant Treasurer
Form 8-K re: transaction documents